UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2018 (June 29, 2018)

INNOPHOS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33124	20-1380758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259 Prospect Plains Road, Cranbury, New Jersey		08512
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 609-495-2495

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Termination Agreement

On June 29, 2018, Innophos, Inc. (“Innophos”), an indirect, wholly-owned subsidiary of Innophos Holdings, Inc. (“Innophos Holdings”), PCS Sales (USA), Inc. (“PCSS”) and PCS Nitrogen Fertilizer, L.P. (“PCSN” and collectively with PCSS, “PCS”) entered into a Termination Agreement (the “Termination Agreement”) pursuant to which the parties thereto agreed to certain terms and conditions under which that certain Amended and Restated Acid Purchase Agreement, dated as of March 23, 2000, among Rhodia, Inc. (assigned to Innophos), PCSS and PCSN, a copy of which was filed as Exhibit 10.3 to Innophos Holdings’ Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2018 (the “MGA Supply Agreement”), may be terminated prior to the expiration of its stated term and to make alternative arrangements for each of Innophos’s and PCS’s respective ongoing operations and supply needs.

Innophos currently purchases merchant green acid from PCS under the MGA Supply Agreement and Innophos will continue to do so until the date upon which the MGA Supply Agreement terminates in accordance with the Termination Agreement, as amended by the Addendum (as defined below).

The Termination Agreement provides for the termination of the MGA Supply Agreement following the satisfaction of certain terms and conditions set forth in the Termination Agreement, including (i) receipt by Innophos of a payment by PCS in consideration for, among other things, Innophos agreeing to provide for the early termination of the MGA Supply Agreement (“Termination Payment”), (ii) the commissioning and operationalization of an acid pipeline at Innophos’s and PCS’s respective facilities in Geismar, Louisiana (“Geismar”), (iii) the building of, and receipt of certain permits for the operation of, Innophos’s deep well at its phosphoric acid production facility in Geismar and (iv) the transfer of certain equipment to Innophos. Unless PCS materially breaches certain obligations under the MGA Supply Agreement or Innophos files a claim against PCS, upon receipt by Innophos of the Termination Payment, the MGA Supply Agreement will terminate no later than December 2018. The Termination Agreement also contains a mutual release of claims under the MGA Supply Agreement which takes effect in connection with the termination of the MGA Supply Agreement.

The foregoing description of the Termination Agreement is qualified in its entirety by the full text of the Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K. PCS is now part of Nutrien Ltd. (“Nutrien”) following the merger of Potash Corporation of Saskatchewan Inc. with Agrium Inc. on January 1, 2018.

Addendum to MGA Supply Agreement

In connection with the Termination Agreement, on June 29, 2018, Innophos and PCS entered into an Addendum to the MGA Supply Agreement (the “Addendum”) pursuant to which the parties thereto agreed to amend the term of the MGA Supply Agreement to reflect the agreement set forth in the Termination Agreement regarding the potential early termination of the MGA Supply Agreement, provide for the continued operation of PCS’s phosphoric acid production facility in Gesimar during the remaining term of the MGA Supply Agreement and allocate certain maintenance expenses between Innophos and PCS throughout the remaining term of the MGA Supply Agreement.

The foregoing description of the Addendum is qualified in its entirety by the full text of the Addendum, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

New MGA Supply Agreement

In connection with the Termination Agreement, on June 29, 2018, Innophos and PCSS entered into a Merchant Green Acid Supply Agreement (the “New MGA Supply Agreement”) pursuant to which PCSS will sell and deliver, and Innophos will purchase and receive, merchant green acid, subject to the terms and conditions contained in the New MGA Supply Agreement.

The initial term of the New MGA Supply Agreement is from the Closure Date (as defined in the Termination Agreement) to July 29, 2021, subject thereafter to automatic extensions of three years each, with each extension following the initial term subject to not less than twelve months’ prior written notice of termination by either party. The New MGA Supply Agreement contains mutual minimum volume commitments.

The foregoing description of the New MGA Supply Agreement is qualified in its entirety by the full text of the New MGA Supply Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Services Agreement

In connection with the Termination Agreement, on June 29, 2018, Innophos and PCSN entered into a Services Agreement (the “Services Agreement”) pursuant to which PCSN will provide certain products and services to Innophos with respect to Innophos’s Geismar facility.

The initial term of the Services Agreement is ten years from the Termination Date (as defined in the Termination Agreement), subject thereafter to extension for up to two successive ten-year periods. Innophos may elect (in its sole discretion) to extend the Services Agreement with respect to the first ten-year extension period and Innophos and PCS may mutually elect to extend the agreement for the second ten-year extension period.

The products and services to be provided pursuant to the Services Agreement include certain utility products, maintenance services and access rights to satisfy Innophos’s operational needs at its phosphoric acid production facility in Geismar. Innophos will pay PCS for any such products or services utilized at agreed upon amounts as set forth in the Services Agreement.

The foregoing description of the Services Agreement is qualified in its entirety by the full text of the Services Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K.

Letter Agreement

In connection with the Services Agreement, on June 29, 2018, Innophos and PCSN entered into a letter agreement (the “Letter Agreement”). Pursuant to the Letter Agreement, PCSN agrees to cause the buyer to assume certain obligations under the Services Agreement, if PCSN sells assets of its nitrogen facility in Geismar that are required for the provision of specific services under the Services Agreement or sells substantially all of the assets comprising the Nitrogen Plant.

The foregoing description of the Letter Agreement is qualified in its entirety by the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K.

PPA Supply Agreement

On June 29, 2018, Innophos and PCS entered into a Purified Wet Phosphoric Acid Supply Agreement (the “PPA Supply Agreement”), effective as of July 30, 2018, pursuant to which PCSS will sell and deliver, and Innophos will purchase and receive, low alkali and high alkali purified wet phosphoric acid (“PPA”), subject to the terms and conditions contained in the PPA Supply Agreement.

The PPA Supply Agreement is intended to provide for the supply of PPA following Innnophos’s receipt of written notice from PCS Purified Phosphates (“PCSPP”), an affiliate of Nutrien as of January 1, 2018, that PCSPP does not wish to extend the term of the Amended and Restated Purified Wet Phosphoric Acid Supply Agreement, dated March 23, 2000, beyond July 29, 2018, the end of the current renewal term, as previously disclosed on Innophos Holdings’ Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2016.

The initial term of the PPA Supply Agreement is three years to expire July 29, 2021, subject thereafter to automatic extensions of three years each, with each extension following the initial term subject to not less than twelve months’ prior written notice of termination by either party. The PPA Supply Agreement contains mutual minimum volume commitments.

The foregoing description of the PPA Supply Agreement is qualified in its entirety by the full text of the PPA Supply Agreement, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under the headings “Termination Agreement” and “Addendum to MGA Supply Agreement” in Item 1.01 is incorporated by reference to this Item 1.02.

Item 8.01	Other Events.

On July 2, 2018, Innophos issued a press release announcing the entry into the PPA Supply Agreement described in Item 1.01. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On July 2, 2018, Innophos issued a press release announcing the entry into the New MGA Agreement and the transactions contemplated by the Termination Agreement, Addendum to the MGA Supply Agreement, New MGA Supply Agreement, Services Agreement and Letter Agreement described in Item 1.01. A copy of that press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1*	Termination Agreement, dated as of June 29, 2018, by and among Innophos, Inc., PCS Sales (USA), Inc. and PCS Nitrogen Fertilizer, L.P. (now part of Nutrien)

10.2	Addendum to the Amended and Restated Acid Purchase Agreement, dated June 29, 2018, by and among Innophos, Inc., PCS Sales (USA), Inc. and PCS Nitrogen Fertilizer, L.P. (now part of Nutrien)

10.3*	Merchant Green Acid Supply Agreement, dated as of June 29, 2018, by and between Innophos, Inc. and PCS Sales (USA), Inc. (now part of Nutrien)

10.4	Services Agreement, dated as of June 29, 2018, by and between Innophos, Inc. and PCS Nitrogen Fertilizer, L.P. (now part of Nutrien)

10.5	Letter Agreement between Innophos, Inc. and PCS Nitrogen Fertilizer, L.P., dated June 29, 2018

10.6*	Purified Wet Phosphoric Acid Supply Agreement, effective as of July 30, 2018, by and between Innophos, Inc. and PCS Sales (USA), Inc. (now part of Nutrien)

99.1	Press Release dated July 2, 2018 regarding PPA Supply Agreement

99.2	Press Release dated July 2, 2018 regarding Termination Agreement, Addendum to the MGA Supply Agreement, New MGA Supply Agreement, Services Agreement and Letter Agreement

*	Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

July 2, 2018	By:	/s/ Joshua Horenstein
	Name:	Joshua Horenstein
	Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary